SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  July 15, 1997
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                      1-10646                   56-1688522
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
(State of Incorporation)(Commission File Number)(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                    (Zip code)


Registrant's telephone number, including area code:      (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.



t:\brass\sec\/8K\8-K.doc

Item 2.  Acquisition or Disposition of Assets:
On July 15, 1997, Centura Banks, Inc. ("Centura") announced it had reached an agreement to purchase five banking centers from NationsBank. The five offices have deposits of approximately $92 million and loans of approximately $55 million. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                                     Registrant


Date: July 15, 1997                         By:  /s/ Steven Goldstein
                                                     Steven Goldstein
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

                                                                     Sequential
                                                                           Page
Exhibit                    Description of Exhibit                        Number
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99                Press release dated July 15, 1997                         5

For Immediate Release

July 15, 1997

For more information contact:                        Steven Goldstein
                                                     Chief Financial Officer
                                                     (919) 977-8356
                                                     sgoldstein@centura.com




CENTURA TO ACQUIRE 5 NATIONSBANK BRANCHES

         ROCKY MOUNT, N.C. -- Centura Banks Inc. (NYSE:CBC) has reached an agreement to purchase five banking centers from NationsBank. The five offices have deposits of approximately $92 million and loans of approximately $55 million. The acquisition will strengthen Centura's already significant market share and customer base in the central and eastern regions of North Carolina.
         "The acquisition is an excellent strategic fit for Centura," said Cecil
W. Sewell, Centura's chairman and chief executive officer. "The five banking centers complement Centura's existing franchise, particularly in eastern regions of North Carolina, and fit well with our pending acquisition of 13 offices from Branch Banking and Trust Company."
         The offices are located in the towns of Calabash, Dunn, Harmony, Richlands -- new markets for Centura -- and Hertford. The transaction, which is subject to approval by appropriate regulatory agencies, is expected to be finalized during the fourth quarter.
         With assets of $6.7 billion, Centura provides a complete line of banking, investment, insurance and trust services to individuals and businesses throughout North Carolina and the Tidewater region of Virginia. Services are provided through 172 financial centers; more than 265 ATMs at financial centers, Wal-Mart and Sam's stores; the Centura Highway telephone banking center; and Quicken, Quick-Books and Microsoft Money, the leading financial software packages. Additional information about Centura is available on its web site at www.centura.com.
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